UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported)
August 14, 2008
US Airways Group, Inc.
(Commission file number: 1-8444)
(Exact Name of Registrant as specified in its charter)

Delaware (State of Incorporation of the registrant)	54-1194634 (I.R.S. Employer Identification No.)
111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant’s telephone number, including area code)
US Airways, Inc.
(Commission file number: 1-8442)
(Exact Name of Registrant as specified in its charter)

Delaware (State of Incorporation of the registrant)	53-0218143 (I.R.S. Employer Identification No.)
111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On August 14, 2008, the US Airways Group, Inc. issued a press release announcing the sale by Merrill Lynch & Co. of 19,000,000 shares of its common stock, par value $0.01 per share. The offering is being made pursuant to an effective shelf registration statement that was previously filed. The press release is filed herewith as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits

Exhibit
Number	Description

99.1	Press Release dated August 14, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc. (REGISTRANT)
Date: August 14, 2008	By:	/s/ Janet Dhillon
Janet Dhillon
Senior Vice President and General Counsel

US Airways, Inc. (REGISTRANT)
Date: August 14, 2008	By:	/s/ Janet Dhillon
Janet Dhillon
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated August 14, 2008.